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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
               CHEVY CHASE MASTER CREDIT CARD TRUST
                          SERIES 1994-2

RECEIVABLES

Beginning of the Month Principal Receivables:              $  2,384,803,810.59
Beginning of the Month Finance Charge Receivables:         $    114,101,555.55
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,498,905,366.14


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00

Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,415,982,718.32
End of the Month Finance Charge Receivables:               $    113,499,383.76
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,529,482,102.08


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  2,167,250,000.00
End of the Month Seller Amount                             $    248,732,718.32
End of the Month Seller Percentage                                       10.30%


PERFORMANCE SUMMARY


End of the Month Delinquencies:                                 RECEIVABLES

   30-59 Days Delinquent                                   $     69,011,573.01
   60-89 Days Delinquent                                   $     45,915,526.10
   90+ Days Delinquent                                     $     82,476,566.07

   Total 30+ Days Delinquent                               $    197,403,665.18
   Delinquent Percentage                                                  7.80%

Defaulted Accounts During the Month                        $     19,823,101.86
Annualized Default Percentage                                             9.97%

Principal Collections                                      $    231,233,020.20
Principal Payment Rate                                                    9.70%

Total Payment Rate                                                       11.10%


INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 274,500,000.00



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   Class B Initial Invested Amount        $  25,500,000.00

INITIAL INVESTED AMOUNT                                    $    300,000,000.00

   Class A Invested Amount                $  17,156,250.00
   Class B Invested Amount                $  25,500,000.00

INVESTED AMOUNT                                            $     42,656,250.00

FLOATING ALLOCATION PERCENTAGE                                            2.51%
PRINCIPAL ALLOCATION PERCENTAGE                                          11.92%


MONTHLY SERVICING FEE                                      $         99,687.50

INVESTOR DEFAULT AMOUNT                                    $        497,559.86


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              57.37%

   Class A Finance Charge Collections     $     706,506.41
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $        706,506.41


   Class A Monthly Interest               $     182,613.57
   Class A Servicing Fee                  $      57,187.50
   Class A Investor Default Amount        $     285,450.09

TOTAL CLASS A EXCESS SPREAD                                $        181,255.25


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                              42.63%

   Class B Finance Charge Collections     $     524,988.83
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        524,988.83


   Class B Monthly Interest               $     140,104.49
   Class B Servicing Fee                  $      42,500.00


TOTAL CLASS B EXCESS SPREAD                                $        342,384.34

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $        523,639.59




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   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        212,109.77

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $              0.00
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $        311,529.82


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $     10,477,192.95


SERIES 1994-2 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1994-2

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                          8.27%
   Base Rate (Prior Month)                            7.95%



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   Base Rate (Two Months Ago)                         7.88%

THREE MONTH AVERAGE BASE RATE                                             8.03%


   Portfolio Yield (Current Month)                   14.72%
   Portfolio Yield (Prior Month)                      9.89%
   Portfolio Yield (Two Months Ago)                  15.05%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      13.22%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                             91.50%

   Class A Principal Collections          $  15,812,879.33

CLASS B PRINCIPAL PERCENTAGE                                              8.50%

   Class B Principal Collections          $  11,750,096.68

TOTAL PRINCIPAL COLLECTIONS                                $     27,562,976.01





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $  17,156,250.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $     17,156,250.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     10,406,726.01
SHARING






INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00




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CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Initial Cash Collateral Amount         $  39,000,000.00
   Required Cash Collateral Amount        $   5,545,312.50
   Available Cash Collateral Amount       $   5,545,312.50


TOTAL DRAW AMOUNT                                          $              0.00

CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00



                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                          Mark  A. Holles
                                           Vice President